UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

450 West 33rd Street
5th Floor
New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 884-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                  On April 20, 2012, Edward W. Moneypenny informed New York & Company, Inc. (the “Company”) that he will not stand for re-election as a member of the Company’s board of directors upon the expiration of his current term, which expires as of the date of the Company’s 2012 Annual Meeting of Stockholders. Mr. Moneypenny did not cite any disagreement on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Moneypenny for the many contributions that he has made to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Sheamus Toal
Date: April 26, 2012	Name:	Sheamus Toal
	Title:	Executive Vice President and Chief Financial Officer